                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 14, 2001


I. RECONCILIATION OF COLLECTION ACCOUNT:
End of Period Collection Account Balance as of Prior Payment Date:                                          541,346.65
Available Funds:
   Contract Payments due and received in this period                                                      4,959,138.20
   Contract Payments due in prior period(s) and received in this period                                     344,222.10
   Contract Payments received in this period for next period                                                191,035.71
   Sales, Use and Property Tax, Maintenance, Late Charges                                                   142,368.97
   Prepayment Amounts related to early termination in this period                                           729,360.40
   Servicer Advance                                                                                         989,124.89
   Proceeds received from recoveries on previously Defaulted Contracts                                            0.00
   Transfer from Reserve Account                                                                              8,965.30
   Interest earned on Collection Account                                                                     14,848.52
   Interest earned on Affiliated Account                                                                      2,316.50
   Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                    0.00
   Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract
     < Predecessor contract)                                                                                      0.00
   Amounts paid under insurance policies                                                                          0.00
   Any other amounts                                                                                              0.00

                                                                                                         -------------
Total Available Funds                                                                                     7,922,727.24
Less: Amounts to be Retained in Collection Account                                                          585,210.58
                                                                                                         -------------
AMOUNT TO BE DISTRIBUTED                                                                                  7,337,516.66
                                                                                                         =============


DISTRIBUTION OF FUNDS:
   1. To Trustee -  Fees                                                                                          0.00
   2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                            344,222.10
   3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

           a) Class A1 Principal and Interest                                                                     0.00
           a) Class A2 Principal (distributed after A1 Note matures) and Interest                         4,758,987.82
           a) Class A3 Principal (distributed after A2 Note matures) and Interest                           522,208.34
           a) Class A4 Principal (distributed after A3 Note matures) and Interest                           619,968.75
           b) Class B Principal and Interest                                                                100,856.90
           c) Class C Principal and Interest                                                                202,249.63
           d) Class D Principal and Interest                                                                136,527.11
           e) Class E Principal and Interest                                                                180,986.19

   4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                     0.00
   5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
           a) Residual Interest (Provided no Restricting or Amortization Event in effect)                    62,952.50
           b) Residual Principal (Provided no Restricting or Amortization Event in effect)                  160,640.55
           c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)         8,965.30
   6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts            159,533.99
   7. To Servicer, Servicing Fee and other Servicing Compensations                                           79,417.48
                                                                                                         -------------
TOTAL FUNDS DISTRIBUTED                                                                                   7,337,516.66
                                                                                                         =============

End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds         -------------
     (if any)}                                                                                              585,210.58
                                                                                                         =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                        $2,925,289.09
   - Add Investment Earnings                                                                                  8,965.30
   - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                               0.00
   - Less Distribution to Certificate Account                                                                 8,965.30
                                                                                                         -------------
End of period balance                                                                                    $2,925,289.09
                                                                                                         =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                               $2,925,289.09
                                                                                                         =============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 14, 2001


III. CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                     Pool A                                                       135,345,696.78
                     Pool B                                                        51,020,218.04
                                                                                  --------------
                                                                                                    186,365,914.82
Class A Overdue Interest, if any                                                            0.00
Class A Monthly Interest - Pool A                                                     863,525.40
Class A Monthly Interest - Pool B                                                     325,516.48

Class A Overdue Principal, if any                                                           0.00
Class A Monthly Principal - Pool A                                                  2,634,075.65
Class A Monthly Principal - Pool B                                                  2,078,047.38
                                                                                  --------------

                                                                                                      4,712,123.03
Ending Principal Balance of the Class A Notes
                     Pool A                                                       132,711,621.13
                     Pool B                                                        48,942,170.66
                                                                                  --------------    --------------
                                                                                                    181,653,791.79
                                                                                                    ==============

-------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000      Ending Principal
Original Face $257,425,000  Original Face $257,425,000     Balance Factor
          $ 4.618984                          $ 18.304838           70.565715%
-------------------------------------------------------------------------------


IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                     Class A1                                                               0.00
                     Class A2                                                       7,740,914.82
                     Class A3                                                      83,000,000.00
                     Class A4                                                      95,625,000.00

                                                                                  --------------

Class A Monthly Interest                                                                            186,365,914.82
                     Class A1 (Actual Number Days/360)                                      0.00
                     Class A2                                                          46,864.79
                     Class A3                                                         522,208.34
                     Class A4                                                         619,968.75

                                                                                  --------------

Class A Monthly Principal
                     Class A1                                                               0.00
                     Class A2                                                       4,712,123.03
                     Class A3                                                               0.00
                     Class A4                                                               0.00

                                                                                  --------------
                                                                                                      4,712,123.03
Ending Principal Balance of the Class A Notes
                     Class A1                                                               0.00
                     Class A2                                                       3,028,791.79
                     Class A3                                                      83,000,000.00
                     Class A4                                                      95,625,000.00

                                                                                  --------------    --------------
                                                                                                    181,653,791.79
                                                                                                    ==============

Class A2
-------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000      Ending Principal
Original Face $39,000,000   Original Face $39,000,000      Balance Factor
          $ 1.201661                         $ 120.823667          7.766133%
-------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 14, 2001


V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                         Pool A                                                   2,306,388.79
                         Pool B                                                     869,376.80
                                                                                  ------------
                                                                                                    3,175,765.59

Class B Overdue Interest, if any                                                          0.00
Class B Monthly Interest - Pool A                                                    14,914.65
Class B Monthly Interest - Pool B                                                     5,621.97
Class B Overdue Principal, if any                                                         0.00
Class B Monthly Principal - Pool A                                                   44,899.02
Class B Monthly Principal - Pool B                                                   35,421.26
                                                                                  ------------
                                                                                                       80,320.28
Ending Principal Balance of the Class B Notes
                         Pool A                                                   2,261,489.77
                         Pool B                                                     833,955.54
                                                                                  ------------      ------------
                                                                                                    3,095,445.31
                                                                                                    ============

-------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000      Ending Principal
Original Face $4,387,000    Original Face $4,387,000       Balance Factor
              $ 4.681245                      $ 18.308703           70.559501%
-------------------------------------------------------------------------------

VI. CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                         Pool A                                                   4,613,468.75
                         Pool B                                                   1,739,062.42
                                                                                  ------------
                                                                                                    6,352,531.17

Class C Overdue Interest, if any                                                          0.00
Class C Monthly Interest - Pool A                                                    30,218.22
Class C Monthly Interest - Pool B                                                    11,390.86
Class C Overdue Principal, if any                                                         0.00
Class C Monthly Principal - Pool A                                                   89,798.03
Class C Monthly Principal - Pool B                                                   70,842.52
                                                                                  ------------
                                                                                                      160,640.55
Ending Principal Balance of the Class C Notes
                         Pool A                                                   4,523,670.72
                         Pool B                                                   1,668,219.90
                                                                                  ------------      ------------
                                                                                                    6,191,890.62
                                                                                                    ============

-------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000      Ending Principal
Original Face $8,775,000    Original Face $8,775,000       Balance Factor
              $ 4.741775                      $ 18.306615           70.562856%
-------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 14, 2001


VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                         Pool A                                                   3,075,645.83
                         Pool B                                                   1,159,374.97
                                                                                  ------------
                                                                                                    4,235,020.80

Class D Overdue Interest, if any                                                          0.00
Class D Monthly Interest - Pool A                                                    21,375.74
Class D Monthly Interest - Pool B                                                     8,057.66
Class D Overdue Principal, if any                                                         0.00
Class D Monthly Principal - Pool A                                                   59,865.36
Class D Monthly Principal - Pool B                                                   47,228.35
                                                                                  ------------
                                                                                                      107,093.71
Ending Principal Balance of the Class D Notes
                         Pool A                                                   3,015,780.47
                         Pool B                                                   1,112,146.62
                                                                                  ------------
                                                                                                    ------------
                                                                                                    4,127,927.09
                                                                                                    ============

-------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000      Ending Principal
Original Face $5,850,000    Original Face $5,850,000       Balance Factor
              $ 5.031350                      $ 18.306617           70.562856%
-------------------------------------------------------------------------------


VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                         Pool A                                                   3,844,902.93
                         Pool B                                                   1,449,373.12
                                                                                  ------------
                                                                                                    5,294,276.05

Class E Overdue Interest, if any                                                          0.00
Class E Monthly Interest - Pool A                                                    34,219.64
Class E Monthly Interest - Pool B                                                    12,899.42
Class E Overdue Principal, if any                                                         0.00
Class E Monthly Principal - Pool A                                                   74,831.69
Class E Monthly Principal - Pool B                                                   59,035.44
                                                                                  ------------
                                                                                                      133,867.13
Ending Principal Balance of the Class E Notes
                         Pool A                                                   3,770,071.24
                         Pool B                                                   1,390,337.68
                                                                                  ------------
                                                                                                    ------------
                                                                                                    5,160,408.92
                                                                                                    ============

-------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000      Ending Principal
Original Face $7,313,000    Original Face $7,313,000       Balance Factor
              $ 6.443192                      $ 18.305364           70.564870%
-------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 14, 2001


IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                         Pool A                                                   4,616,170.94
                         Pool B                                                   1,740,269.66
                                                                                  ------------
                                                                                                    6,356,440.60

Residual Interest - Pool A                                                           46,251.69
Residual Interest - Pool B                                                           16,700.81
Residual Principal - Pool A                                                          89,798.03
Residual Principal - Pool B                                                          70,842.52
                                                                                  ------------
                                                                                                      160,640.55
Ending Residual Principal Balance
                         Pool A                                                   4,526,372.91
                         Pool B                                                   1,669,427.14
                                                                                  ------------
                                                                                                    ------------
                                                                                                    6,195,800.05
                                                                                                    ============


X. PAYMENT TO SERVICER

 - Collection period Servicer Fee                                                                      79,417.48
 - Servicer Advances reimbursement                                                                    344,222.10
 - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                    159,533.99
                                                                                                    ------------
Total amounts due to Servicer                                                                         583,173.57
                                                                                                    ============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 14, 2001


XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                                  153,802,273.99

     Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                     0.00

     Decline in Aggregate Discounted Contract Balance                                                                 2,993,267.78

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                               --------------
        ending of the related Collection Period                                                                     150,809,006.21
                                                                                                                    ==============


     Components of Decline in Aggregate Discounted Contract Balance:
         - Principal portion of Contract Payments and Servicer Advances                          2,970,716.15

         - Principal portion of Prepayment Amounts                                                  22,551.63

         - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

         - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                Contracts during the Collection Period                                                   0.00

         - Aggregate Discounted Contract Balance of Substitute Contracts added during
                Collection Period                                                                        0.00

         - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                during Collection Period                                                                 0.00

                                                                                                 ------------
                                   Total Decline in Aggregate Discounted Contract Balance        2,993,267.78
                                                                                                 ============

POOL B
     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                                   57,977,675.04

     Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                     0.00

     Decline in Aggregate Discounted Contract Balance                                                                 2,361,417.48

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                               --------------
        ending of the related Collection Period                                                                      55,616,257.56
                                                                                                                    ==============


     Components of Decline in Aggregate Discounted Contract Balance:
         - Principal portion of Contract Payments and Servicer Advances                          1,656,409.14

         - Principal portion of Prepayment Amounts                                                 705,008.34

         - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

         - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                Contracts during the Collection Period                                                   0.00

         - Aggregate Discounted Contract Balance of Substitute Contracts added during
                Collection Period                                                                        0.00

         - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                during Collection Period                                                                 0.00

                                                                                                 ------------
                                   Total Decline in Aggregate Discounted Contract Balance        2,361,417.48
                                                                                                 ============

                                                                                                                    --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   206,425,263.77
                                                                                                                    ==============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 14, 2001

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS
  POOL A                                                                                              Predecessor
                                                        Discounted                 Predecessor        Discounted
  Lease #       Lessee Name                             Present Value              Lease #            Present Value
  -------       ------------------------                --------------------       ------------       --------------------
                NONE











                                                        --------------------                          --------------------
                                               Totals:                $0.00                                         $0.00

  a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                   $0.00
  b) ADCB OF POOL A AT CLOSING DATE                                                                                $202,195,615.75
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                           0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD            YES        NO   X
                                                                                      -----     -----

  POOL B                                                                                              Predecessor
                                                        Discounted                 Predecessor        Discounted
  Lease #       Lessee Name                             Present Value              Lease #            Present Value
  -------       ------------------------                --------------------       ------------       --------------------
                NONE









                                                        --------------------                          --------------------
                                               Totals:                $0.00                                         $0.00


  a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                   $0.00
  b) ADCB OF POOL B AT CLOSING DATE                                                                                 $90,333,293.68
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                             0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD            YES         NO   X
                                                                                      -----      -----

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 14, 2001

XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING
                                                                                                            Predecessor
                                                             Discounted                   Predecessor       Discounted
Lease #     Lessee Name                                      Present Value                Lease #           Present Value
---------   --------------------------------------           -------------------          --------------    -----------------
2841-002    MEDICAL IMAGING CO., INC.                                $980,724.35          2207-005              $1,326,497.89
2908-001    ALASE, L.L.C.                                            $131,731.36
2002476-2   ASHLAND AREA COMMUNITY HOSPITAL INC.                     $169,739.33
            CASH                                                      $44,302.85
1999-004    NAVIX DIAGNOSTIX, INC.                                 $2,985,811.62          1881-005              $2,387,877.73






                                                             -------------------                            -----------------
                                                    Totals:        $4,312,309.51                                $3,714,375.62


a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                       3,714,375.62
b) ADCB OF POOL A AT CLOSING DATE                                                                                  $202,195,615.75
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                              1.84%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD            YES        NO  X
                                                                                      -----     -----


POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS
                                                                                                            Predecessor
                                                             Discounted                   Predecessor       Discounted
Lease #     Lessee Name                                      Present Value                Lease #           Present Value
---------   --------------------------------------           -------------------          --------------    -----------------
1679-002    OPENSIDED MRI OF ST. LOUIS, L.L.C.                       $506,250.32          2207-004                $611,746.22
1218-020    MEDICAL SERVICES OF AMERICA                             $200,642.43








                                                             -------------------                            -----------------
                                                    Totals:          $706,892.75                                  $611,746.22


  a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                         $611,746.22
  b) ADCB OF POOL B AT CLOSING DATE                                                                                 $90,333,293.68
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                            0.68%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD            YES        NO  X
                                                                                      -----     -----

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 14, 2001

XV. POOL PERFORMANCE MEASUREMENTS


1.       AGGREGATE DISCOUNTED CONTRACT BALANCE

           CONTRACTS DELINQUENT > 90 DAYS                                TOTAL OUTSTANDING CONTRACTS
           This Month                             3,810,810.94           This Month                         206,425,263.77
           1 Month Prior                          2,989,070.17           1 Month Prior                      211,779,949.03
           2 Months Prior                         1,444,032.58           2 Months Prior                     217,549,349.94

           Total                                  8,243,913.69           Total                              635,754,562.74

           a) 3 MONTH AVERAGE                     2,747,971.23           b) 3 MONTH AVERAGE                 211,918,187.58

           c) a/b                                        1.30%

2.       Does a Delinquency Condition Exist (1c > 6%)?                              Yes         No    X
                                                                                        -----       -----


3.       Restricting Event Check

         A. A Delinquency Condition exists for current period?                      Yes         No    X
                                                                                        -----       -----

         B. An Indenture Event of Default has occurred and is then continuing?      Yes         No    X
                                                                                        -----       -----

4.       Has a Servicer Event of Default occurred?                                  Yes         No    X
                                                                                        -----       -----

5.       Amortization Event Check


         A. Is 1c  > 8%?                                                            Yes         No    X
                                                                                        -----       -----

         B. Bankruptcy, insolvency, reorganization; default/violation of
            any covenant or obligation not remedied within 90 days?                 Yes         No    X
                                                                                        -----       -----

         C. As of any Determination date, the sum of all defaulted contracts
            since the Closing date exceeds 6% of the ADCB on the Closing Date?      Yes         No    X
                                                                                        -----       -----


6.       Aggregate Discounted Contract Balance at Closing Date                      Balance  $270,243,724.70

         DELINQUENT LEASE SUMMARY

         Days Past Due          Current Pool Balance            # Leases

               31 - 60                 12,986,490.20                  56
               61 - 90                  5,357,199.62                  23
              91 - 180                  3,810,810.94                  26



Approved By:
Matthew E. Goldenberg
Assistant Treasurer